Janus Global Technology Fund

                       Supplement dated January 14, 2000
                     to Prospectus Dated February 17, 1999
               as supplemented April 16, 1999, September 30, 1999
                              and January 1, 2000

THIS INFORMATION SUPPLEMENTS THE FUND'S PROSPECTUS DATED FEBRUARY 17, 1999 AS SUPPLEMENTED APRIL 16, 1999, SEPTEMBER 30, 1999 AND JANUARY 1, 2000. THIS SUPPLEMENT AND THE PROSPECTUS CONSTITUTE A CURRENT PROSPECTUS. TO REQUEST ANOTHER COPY OF THE PROSPECTUS, PLEASE CALL 1-800-525-3713.

Except as provided below, Janus Global Technology Fund is closed to new investors effective January 18, 2000. After January 18, 2000, the following may continue to make additional purchases and to reinvest dividends and capital gains in existing accounts:

a. Shareholders of Janus Global Technology Fund;

b. Discretionary investment advisers that invest through existing accounts at a financial intermediary; and

c. Qualified defined contribution retirement plans (for example, 401(k) plans, profit sharing plans and money purchase pension plans), 403(b) plans and 457 plans that invest through existing accounts at a financial intermediary.

Once an account is closed, additional investments will not be accepted.

Investors who do not have open accounts in Janus Global Technology Fund on January 18, 2000, will not be allowed to purchase fund shares except as set forth below:

a. Shareholders who have an account in any Janus fund will be able to establish an account in Janus Global Technology Fund if the application to invest in the fund is postmarked no later than January 21, 2000.

b. Individuals who requested a prospectus and application for Janus Global Technology Fund prior to January 18, 2000, as shown on the records of the fund's transfer agent, will be able to establish an account in Janus Global Technology Fund if the application is postmarked no later than January 21, 2000.

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c. New accounts may be established by participants in participant-directed defined contribution plans (and their successor plans) in which the fund is established as an investment option prior to January 18, 2000.

Except as otherwise noted, these restrictions apply to investments made directly with Janus and investments made through financial intermediaries. Investors may be required to demonstrate eligibility to purchase shares of the fund before an investment is accepted. Janus Global Technology Fund may resume sales of shares to new investors at some future date, but it has no present intention to do so.

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